UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2022

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-08462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2023 Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives. On May 23, 2022, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Graham Corporation (the “Company”) renewed and amended its Annual Long-Term Incentive Award Plan for Senior Executives (the “LTI Bonus Program”) for the fiscal year ending March 31, 2023 (“Fiscal 2023”) and approved grants of time-vesting restricted stock units (“RSUs”) and performance-vesting restricted stock units (“PSUs”) thereunder in the amounts set forth below to the Company’s named executive officers. All grants were made under the 2020 Graham Corporation Equity Incentive Plan (the “Plan”).

RSUs are designed to encourage the Company’s named executive officers to remain employed by the Company. The RSUs granted to the Company’s named executive officers vest one-third on each of the first three anniversaries of the date of grant and the RSUs granted to the Company’s Directors, as described below, vest on the first anniversary of the date of grant.

PSUs are designed to incentivize the Company’s named executive officers to focus on Company growth, align their compensation with the Company’s business strategy and to create stockholder value. Awards of PSUs vest based upon the Company’s three-year cumulative EBITDA metric (the “3-Year Cumulative EBITDA Metric”) with linear interpolation applied between points and no payout if the results are below threshold.

The number of shares of RSUs and PSUs awarded to the Company’s named executive officers under the LTI Bonus Program were determined using a Long-Term Incentive Percentage (the “L-T Percentage”) for each such officer. On May 23, 2022, the Compensation Committee set the L-T Percentage for each of the Company’s named executive officers as follows: Daniel J. Thoren – 100%; Christopher J. Thome – 50%; and Alan E. Smith – 50%. The number of RSUs awarded was determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s common stock on the NYSE on the date of grant. The number of PSUs was determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s common stock on the NYSE on the date of grant.

Named Executive Officer	Number of RSUs Granted(1)(2)	Number of PSUs Granted(1)(2)(3)
Daniel J. Thoren President and Chief Executive Officer	24,420	48,840
Christopher J. Thome Vice President – Finance & Administration and Chief Financial Officer	8,852	17,704
Alan E. Smith Vice President and General Manager – Batavia	9,158	18,316

(1)

Except as otherwise provided in an agreement with the executive, upon the death or Disability of the executive, or the termination of the executive’s employment without Cause or the executive’s resignation for Good Reason within the 12 month period following a Change in Control, any outstanding RSUs awarded under the Plan will vest in full, and any outstanding PSUs will vest pro-rata based on the target level of the applicable performance goals. Terms have the meaning given to them by the Plan.

(2)

Upon the retirement of the executive at the age of 65 or later, outstanding RSUs awarded under the Plan will vest in accordance with the vesting schedule for the award, and any outstanding PSUs will vest pro-rata based on the satisfaction of the applicable performance goals as determined at the end of the performance period.

(3)	Represents the maximum number of PSUs that may be earned if the maximum level of performance is achieved.

The foregoing description of the LTI Bonus Program in effect for Fiscal 2023 does not purport to be complete and is qualified in its entirety by the LTI Bonus Program, a copy of which is attached to this Current Report on Form 8–K as Exhibit 99.1 and is incorporated herein by reference.

Annual Stock-Based Grant to Non-Employee Directors. Also on May 23, 2022, the Compensation Committee approved the grant of RSUs under the Plan in the amounts set forth below to the Company’s non-employee Directors.

Director	Number of RSUs Awarded
James J. Barber	6,105
Alan Fortier	6,105
Cari L. Jaroslawsky	6,105
Jonathan W. Painter	6,105
Lisa M. Schnorr	6,105
Troy A. Stoner	6,105

The number of RSUs awarded to each of the Company’s non-employee Directors was determined by dividing $50,000 by the closing price of the Company’s common stock on the NYSE on the date of grant. The closing price of the Company’s common stock on the NYSE on May 23, 2022 was $8.19 per share.

Alan Smith Equity Award. On May 23, 2022, the Compensation Committee approved an award of 18,315 shares of RSUs to Alan E. Smith that vests on the third anniversary of the date of grant. The number of shares of RSUs awarded to Mr. Smith was determined by dividing $150,000 by the closing price of the Company’s common stock on the NYSE on the date of grant which was $8.19 per share.

Fiscal 2022 Named Executive Officer Bonuses. On May 23, 2022, the Compensation Committee approved the payment of cash bonuses to certain of the Company’s named executive officers, as set forth below. Such bonuses were approved in accordance with the Company’s Annual Executive Cash Bonus Program in effect for the fiscal year ending March 31, 2022 (“Fiscal 2022”) and were based on the achievement during Fiscal 2022 of certain Company metrics and personal objectives by each named executive officer listed below during such fiscal year.

Named Executive Officer	Total Fiscal 2022 Bonus
Daniel J. Thoren	$127,237
Alan E. Smith	$27,370
Jeffrey F. Glajch	$48,874

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Graham Corporation Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives in effect for the fiscal year ending March 31, 2023.

104	Cover Page Interactive File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: May 27, 2022	By:	/s/ Christopher J. Thome
Christopher J. Thome
Vice President – Finance & Administration and
Chief Financial Officer